UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  April 30, 2013

Date of reporting period:  April 30, 2013

Item 1. Report to Stockholders.

Nuance Concentrated Value Fund

Annual Report

www.nuanceinvestments.com	April 30, 2013

NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

May 31, 2013

Dear Fellow Shareholders:

We are pleased to write our annual shareholder letter for the Nuance Concentrated Value Fund “NCVLX”, the Institutional Class.  NCVLX is a classic value investment product investing primarily in the equity or equity-linked securities of United States based companies.  The fund will typically maintain 15-35 positions in the securities of companies that, in the opinion of the Nuance Investments team, have leading and sustainable market share positions, above average financial strength, and are trading at prices materially below our internally derived view of intrinsic value.

Average Annual Rates of Return as of March 31, 2013:

	1 Year	Since Inception(1)
Institutional Class	19.88%	13.44%
S&P 500 Index(2)	13.96%	11.20%
Russell 3000 Value Index(3)	18.71%	11.48%

		Since Inception(4)
Investor Class, without load		23.08%
Investor Class with load		16.00%
S&P 500 Index(2)		15.58%
Russell 3000 Value Index(3)		20.40%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data shown reflects the maximum sales charge of 5.75% for the Investor Class Shares.  Performance data current to the most recent month end may be obtained by calling 1-855-682-6233.

Institutional Class Gross Expense Ratio – 1.85%
Investor Class Gross Expense Ratio – 2.10%

(1)	May 31, 2011
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. Market for large capitalization stocks.  This Index cannot be invested in directly.

(3)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(4)	July 31, 2012, these returns are not annualized.

In terms of performance, since its inception on May 31, 2011 thru April 30, 2013, NCVLX is up 13.21 percent (annualized) versus its primary index –the Russell 3000 Value Index – up 11.76 percent (annualized) and the S&P 500 Index up 11.80 percent (annualized).  For the year ending April 30, 2013, NCVLX was up 22.79 percent (annualized) versus its primary index –the Russell 3000 Value Index – up 21.64 percent (annualized) and the S&P 500 Index up 16.89 percent (annualized).  As we approach our second year anniversary for NCVLX we are pleased with this shorter term performance.  For more perspective on our long term performance you can refer to your prospectus.  This Nuance Concentrated Value product has existed in a separate account form since November 13, 2008.

NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

As we near the end of the second year of our mutual fund’s existence and approach the 5th anniversary of Nuance Investments, LLC and the Nuance Concentrated Value product, we continue to emphasize a consistent approach to managing your money each and every day.  At Nuance, our team and our processes are designed to emphasize consistency and we believe that precise fundamental analysis of companies will lead to investment returns that will be acceptable for our shareholders over the long term.  To do this, we focus our attention on studying one company at a time using the Nuance approach.  Part of that approach is to insure that each company we own  has a sound and solid competitive position and that the companies we own are undervalued based on our own internally derived view of sustainable cash flows, earnings and valuation.  We believe in a thorough fundamental valuation analysis and we believe that focusing simply on the value of a business is not enough.  Rather, we spend considerable time studying the downside potential of each company we own.  As such, you can be assured that we understand the potential upside and the potential downside risks to our investments.  This approach is critical to our goal of providing shareholders with not only above-average returns over time, but above-average risk-adjusted returns as well.

As I write this letter, we are continuing to find leading business franchises selling at a discount to our own internal view of intrinsic or fair value.   We are finding opportunities across many sectors, including the Industrial, Basic Materials, and Technology sectors.  We are not finding many opportunities in the Utility sector, the Consumer Staples sector, and the Real Estate Investment Trust industry.  Our view continues to be that markets are overvaluing companies that have higher than average dividend payout ratios and yields and undervaluing companies that have lower payout ratios and thus lower dividend yields.  We believe this is due to historically low level of interest rates and the apparent chase for yield by many investors.

Thank you for your interest and your continued support.

Scott A. Moore, CFA

Please visit our website at www.nuanceinvestments.com for more information about our team, our process, and value investing.  You can also get real-time access to the Nuance Investment website updates and information via traditional mail or e-mail.  Simply contact us at client.services@nuanceinvestments.com or call 816-743-7080 to sign-up.

This report should be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and mid-capitalization companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Russell 3000® Value Index measures the performance of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held publicly traded large-capitalization stocks.  It is not possible to invest directly in any index.  A Cash Flow is a revenue or expense stream that changes an account over a given period.

Nuance Investments, LLC is majority owned by Montage Investments, LLC.

Nuance Investments, LLC is the advisor to the Nuance Concentrated Value Fund which is distributed by Quasar Distributors, LLC.

NUANCE CONCENTRATED VALUE FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return as of April 30, 2013 (%)

		Since
	1 Year	Inception(1)
Institutional Class	22.79%	13.21%
S&P 500 Index(2)	16.89%	11.80%
Russell 3000 Value Index(3)	21.64%	11.76%

		Since
		Inception(4)
Investor Class, without load		23.90%
Investor Class with load		16.77%
S&P 500 Index(2)		17.81%
Russell 3000 Value Index(3)		22.07%

(1)	May 31, 2011
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

(3)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(4)	July 31, 2012, these returns are not annualized.

NUANCE CONCENTRATED VALUE FUND

Expense Example (Unaudited)
April 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, sales charges (loads) on purchase payments and wire transfer fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2012 – April 30, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (11/01/2012)	Value (4/30/2013)	(11/01/2012 to 4/30/2013)
Investor Class
Actual(2)	$1,000.00	$1,194.30	$7.62
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00

Institutional Class
Actual(2)	$1,000.00	$1,195.30	$6.26
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the fund’s annualized expense ratio for the period of 1.40% and 1.15% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

(2)	Based on the actual returns for the six-month period ended April 30, 2013 of 19.43% and 19.53% for the Investor Class and Institutional Class, respectively.

NUANCE CONCENTRATED VALUE FUND

Allocation of Portfolio (% of Net Assets) (Unaudited)
April 30, 2013

Top Ten Equity Holdings(1) (Unaudited)
as of April 30, 2013
(% of net assets)

Stryker Corp.	7.1%
Xylem, Inc.	7.1%
MKS Instruments, Inc.	6.4%
Imperial Oil Ltd.	5.9%
American Science and Engineering, Inc.	5.5%
National Fuel Gas Co.	4.6%
Exxon Mobil Corp.	4.5%
ITT Corp.	4.4%
MetLife, Inc.	4.3%
TE Connectivity Ltd.	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

NUANCE CONCENTRATED VALUE FUND

Schedule of Investments
April 30, 2013

	Shares	Value
COMMON STOCKS – 93.1%
Consumer Staples – 2.3%
Sysco Corp.	51,008	$1,778,139
Energy – 15.6%
Exxon Mobil Corp.	38,425	3,419,441
Imperial Oil Ltd.	112,260	4,475,806
Schlumberger Ltd.	30,215	2,248,903
Southwestern Energy Co.*	46,170	1,727,681
		11,871,831
Financials – 13.9%
Capitol Federal Financial, Inc.	157,705	1,867,227
Charles Schwab Corp.	99,500	1,687,520
MetLife, Inc.	84,530	3,295,825
Northern Trust Corp.	53,263	2,871,941
State Street Corp.	14,825	866,818
		10,589,331
Healthcare – 11.1%
Patterson Companies, Inc.	79,959	3,034,444
Stryker Corp.	83,185	5,455,272
		8,489,716
Industrials – 22.7%
3M Co.	6,854	717,682
American Science and Engineering, Inc.	64,718	4,173,017
ITT Corp.	120,555	3,327,318
Rockwell Collins, Inc.	23,950	1,506,934
Southwest Airlines Co.	159,710	2,188,027
Xylem, Inc.	196,405	5,450,239
		17,363,217
Information Technology – 16.0%
Cabot Microelectronics Corp.*	60,994	2,043,909
MKS Instruments, Inc.	182,060	4,891,952
TE Connectivity Ltd.	70,675	3,077,896
Texas Instruments, Inc.	61,070	2,211,345
		12,225,102

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Schedule of Investments – Continued
April 30, 2013

	Shares	Value
Materials – 6.9%
Air Products and Chemicals, Inc.	16,425	$1,428,318
Compass Minerals International, Inc.	22,770	1,970,516
Goldcorp, Inc.	64,030	1,894,007
		5,292,841
Utilities – 4.6%
National Fuel Gas Co.	56,460	3,541,170
Total Common Stocks
(Cost $63,865,126)		71,151,347

SHORT-TERM INVESTMENT – 7.8%
Fidelity Institutional Money Market Portfolio, 0.10%^
(Cost $5,926,165)	5,926,165	5,926,165
Total Investments – 100.9%
(Cost $69,791,291)		77,077,512
Other Assets and Liabilities, Net – (0.9%)		(651,953)
Total Net Assets – 100.0%		$76,425,559

*	Non-income producing security.
^	Variable rate security- The rate shown is the rate in effect as of April 30, 2013.

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Statement of Assets and Liabilities
April 30, 2013

ASSETS:
Investments, at value
(cost $69,791,291)	$77,077,512
Receivable for investment securities sold	290,998
Receivable for capital shares sold	266,654
Dividends and interest receivable	29,186
Prepaid expenses	27,784
Total assets	77,692,134

LIABILITIES:
Payable for investment securities purchased	1,107,767
Payable for capital shares redeemed	61,244
Payable to investment adviser	38,268
Accrued distribution & shareholder service fees	3,092
Payable to affiliates	28,251
Accrued expenses	27,953
Total liabilities	1,266,575

NET ASSETS	$76,425,559

NET ASSETS CONSIST OF:
Paid-in capital	$64,987,110
Accumulated undistributed net investment income	86,301
Accumulated undistributed net realized gain on investments	4,065,927
Net unrealized appreciation on investments	7,286,221
Net Assets	$76,425,559

	Investor	Institutional
	Class	Class
Net Assets	$446,352	$75,979,207
Shares issued and outstanding(1)	36,759	6,252,307
Net asset value, redemption price and minimum offering price per share(2)	$12.14	$12.15
Maximum offering price per share ($12.14/0.9425)(3)	$12.88	N/A

(1)	Unlimited shares authorized.
(2)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on certain shares redeemed within 12 months of purchase on Investor Class Shares.
(3)	Reflects a maximum sales charge of 5.75%.

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Statement of Operations
For the Year Ended April 30, 2013

INVESTMENT INCOME:
Dividend income	$1,065,824
Less: Foreign taxes withheld	(3,744)
Interest income	3,907
Total investment income	1,065,987

EXPENSES:
Investment adviser fees	429,544
Fund administration & accounting fees	85,391
Transfer agent fees	58,621
Federal & state registration fees	39,222
Audit fees	15,503
Compliance fees	11,997
Trustee fees	10,443
Legal fees	10,282
Other	9,014
Custody fees	6,580
Postage & printing fees	6,262
Distribution and/or shareholder service fees:
Investor Class	209
Institutional Class	25,612
Total expenses before reimbursement	708,680
Less: Reimbursement from investment adviser (Note 4)	(127,357)
Net expenses	581,323

NET INVESTMENT INCOME	484,664

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	4,828,869
Net change in unrealized appreciation on investments	6,005,672

Net realized and unrealized gain on investments	10,834,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,319,205

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	April 30, 2013	April 30, 2012(1)
OPERATIONS:
Net investment income	$484,664	$719,381
Net realized gain on investments	4,828,869	59,331
Net change in unrealized appreciation on investments	6,005,672	1,280,549
Net increase in net assets resulting from operations	11,319,205	2,059,261
CAPITAL SHARE TRANSACTIONS:
Investor Class(2):
Proceeds from shares sold	425,851	—
Proceeds from reinvestment of distributions	377	—
Payments for shares redeemed	(2)	—
Increase in net assets from Investor Class transactions	426,226	—
Institutional Class:
Proceeds from shares sold	30,229,446	38,710,167
Proceeds from reinvestment of distributions	1,725,896	180,562
Payments for shares redeemed	(4,918,023)	(1,367,164)
Increase in net assets from Institutional Class transactions	27,037,319	37,523,565
Net increase in net assets resulting from capital share transactions	27,463,545	37,523,565
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(2)	(196)	—
Institutional Class	(936,138)	(181,459)
From net realized gains:
Investor Class(2)	(181)	—
Institutional Class	(822,043)	—
Total distributions to shareholders	(1,758,558)	(181,459)
TOTAL INCREASE IN NET ASSETS	37,024,192	39,401,367
NET ASSETS:
Beginning of period	39,401,367	—
End of period (including accumulated undistributed
net investment income of $86,301 and $537,802, respectively)	$76,425,559	$39,401,367
TRANSACTIONS IN SHARES:
Investor Class(2):
Shares sold	36,724	—
Shares issued to holders in reinvestment of dividends	35	—
Shares redeemed	—	—
Net increase in Investor Class shares	36,759	—
Institutional Class:
Shares sold	2,696,994	3,961,169
Shares issued to holders in reinvestment of dividends	162,056	19,148
Shares redeemed	(447,615)	(139,445)
Net increase in Institutional Class shares	2,411,435	3,840,872
Net increase in shares outstanding	2,448,194	3,840,872

(1)	Inception date of the Fund was May 31, 2011.
(2)	Inception date of the Investor Class was July 31, 2012.

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception through
Investor Class	April 30, 2013(1)

PER SHARE DATA:

Net asset value, beginning of period	$10.15

INVESTMENT OPERATIONS:
Net investment income	0.21
Net realized and unrealized gain on investments	2.16
Total from investment operations	2.37

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.20)
Dividends from net capital gains	(0.18)
Total distributions	(0.38)

Net asset value, end of period	$12.14

TOTAL RETURN(2)	23.90	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement	1.57	%(4)
After expense reimbursement	1.40	%(4)

Ratio of net investment income to average net assets:
Before expense reimbursement	0.54	%(4)
After expense reimbursement	0.71	%(4)

Portfolio turnover rate	110%

(1)	Inception date of the Investor Class was July 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

		For the Period
	Year Ended	Inception through
Institutional Class	April 30, 2013	April 30, 2012(1)

PER SHARE DATA:

Net asset value, beginning of period	$10.26	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.08	0.26
Net realized and unrealized gain on investments	2.20	0.07	(2)
Total from investment operations	2.28	0.33

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.21)	(0.07)
Dividends from net capital gains	(0.18)	—
Total distributions	(0.39)	(0.07)

Net asset value, end of period	$12.15	$10.26

TOTAL RETURN	22.79%	3.33	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$76.0	$39.4

Ratio of expenses to average net assets:
Before expense reimbursement	1.40%	1.84	%(4)
After expense reimbursement	1.15%	1.15	%(4)

Ratio of net investment income to average net assets:
Before expense reimbursement	0.71%	2.49	%(4)
After expense reimbursement	0.96%	3.18	%(4)

Portfolio turnover rate	110%	77	%(3)

(1)	Inception date of the Institutional Class was May 31, 2011.
(2)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements
April 30, 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Nuance Concentrated Value Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on May 31, 2011.  The Fund currently offers two classes, the Investor Class and the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended April 30, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations.  During the year ended April 30, 2013, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended April 30, 2013, the Fund increased accumulated undistributed net investment income by $169 and decreased accumulated undistributed net realized gain by $169.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contin-

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2013

gent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,151,347	$—	$—	$71,151,347
Short-Term Investment	5,926,165	—	—	5,926,165
Total Investments in Securities	$77,077,512	$—	$—	$77,077,512

Transfers between levels are recognized at the end of the reporting period.  During the period ended April 30, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Nuance Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.40% and 1.15% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2014. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2015	$156,646
4/30/2016	127,357

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the year ended April 30, 2013, the Fund incurred $85,391 in administration and fund accounting fees.

USBFS also serves as the transfer agent to the Fund.  For the year ended April 30, 2013, the Fund incurred $40,399 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended April 30, 2013, the Fund incurred $6,580 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2013

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended April 30, 2013 the Fund incurred $11,997 in compliance fees.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended April 30, 2013, the Investor Class incurred expenses of $175 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2013, the Investor and Institutional Class incurred $34 and $25,612, respectively to shareholder servicing fees under the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2013, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	77,258,067	53,012,475

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at April 30, 2013, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$7,681,740	$(395,519)	$7,286,221	$69,791,291

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2013

At April 30, 2013, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Other	Unrealized	Total
Undistributed	Long-Term	Accumulated	Appreciation	Accumulated
Ordinary Income	Capital Gains	Losses	(Depreciation)	Earnings
$3,291,909	$860,319	$ —	$7,286,221	$11,438,449

As of April 30, 2013, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended April 30, 2013, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the year ended April 30, 2013 were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$1,758,558	$ —	$1,758,558

The tax character of distributions paid during the period ended April 30, 2012 were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$181,459	$ —	$181,459

8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, owned 53.67% and Nabank & Co. owned 43.32% of the outstanding shares of the Investor Class.

NUANCE CONCENTRATED VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuance Concentrated Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nuance Concentrated Value Fund (the “Fund”), a series of Managed Portfolio Series, as of April 30, 2013, and the related statements of operations for the year then ended, and the changes in net assets, and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuance Concentrated Value Fund as of April 30, 2013, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
June 26, 2013

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited)
April 30, 2013

TRUSTEES AND OFFICERS

Term of
		Office	Number of
		and	Portfolios	Principal
Name,	Position(s)	Length	in Trust	Occupation(s)	Other
Address	Held with	of Time	Overseen	During the Past	Directorships
and Age	the Trust	Served	by Trustee	Five Years	Held by Trustee
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	16	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Term;		firm) (2011-present); Partner,	Health Plans, Inc.
Milwaukee, WI		Since		Cooley LLP (a law firm)	(2013-Present);
53202		April 2011		(2007-2011); Commissioner,	Director, Regional
Age: 64				U.S. Securities and Exchange	Management Corp.
				Commission (2002-2007).	(2012-Present)

David A. Massart	Trustee	Indefinite	16	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation	Trustee ETF
Milwaukee, WI		Since		Wealth Management, Inc.	Series Solutions
53202		April 2011		(2005-Present).	(1 Portfolio)
Age: 45					(2012-Present)

Leonard M. Rush, CPA	Trustee	Indefinite	16	Chief Financial Officer,	Independent
615 E. Michigan St.		Term;		Robert W. Baird & Co.	Trustee ETF
Milwaukee, WI		Since		Incorporated, (2000-2011).	Series Solutions
53202		April 2011			(1 Portfolio)
Age: 67					(2012-Present);
Anchor Bancorp
Wisconsin, Inc.
(2011-Present)

David M. Swanson	Trustee	Indefinite	16	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic Marketing,	Trustee, Financial
Milwaukee, WI		Since		LLC (2006-Present); Executive	Investors Variable
53202		April 2011		Vice President, Calamos	Insurance Trust
Age: 56				Investments (2004-2006).	(5 Portfolios)
(2006-Present)
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	16	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI		Since		LLC (1994-Present).
53202		January 2011
Age: 54

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2013

Term of
		Office	Number of
		and	Portfolios	Principal
Name,	Position(s)	Length	in Trust	Occupation(s)	Other
Address	Held with	of Time	Overseen	During the Past	Directorships
and Age	the Trust	Served	by Trustee	Five Years	Held by Trustee
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	Since		LLC (2002-Present).
53202	Executive	January 2011
Age: 55	Officer

Robert M. Slotky	Vice	Indefinite	N/A	Senior Vice President,	N/A
2020 E. Financial	President,	Term;		U.S. Bancorp Fund Services,
Way, Suite 100	Chief	Since		LLC (2001-Present).
Glendora, CA	Compliance	January 2011
91741	Officer and
Age: 65	Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	Since		LLC (2005-Present).
53202	Financial	January 2011
Age: 40	Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI		Since		LLC (2011-Present); Vice
53202		January 2011		President and Securities Counsel,
Age: 42				Marshall & Ilsley Trust Company
N.A. (2007-2010); Assistant
Vice President and Counsel,
U.S. Bancorp Fund Services, LLC
(2004-2007).

Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund Services, LLC
Milwaukee, WI		Since		(2005-Present).
53202		September 2012
Age: 39

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended April 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 52.52% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2013 was 51.23% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 46.75%.

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement
Nuance Investments, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Nuance Investments, LLC (“Nuance”), regarding the Nuance Concentrated Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 13-14, 2012, the Trustees received and considered information from Nuance and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Nuance with respect to the Fund; (2) the cost of the services provided and the profits realized by Nuance and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Nuance and its affiliates resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including Nuance’s in-person presentation, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Nuance set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that Nuance performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Nuance provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Nuance on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted the Fund’s sound performance, which exceeds its benchmarks over all relevant periods; the investment philosophy of the portfolio manager and his significant investment and portfolio management experience.  The Trustees also considered the capitalization of Nuance and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which itself has several billion in assets under management.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Nuance provides to the Fund under the Investment Advisory Agreement.

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement – Continued

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Nuance under the Investment Advisory Agreement, as well as Nuance’s profitability from services that Nuance and its affiliates rendered to the Fund during the 12 month period ended June 30, 2012.  In this regard, the Trustees noted that Nuance and its affiliates subsidize the cost of all shareholder (other transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees paid by the Fund.  The Trustees noted that the management fees charged to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are consistent with the advisory fee for the Fund and that Nuance has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material that could justify a higher fee.  The Trustees also noted that Nuance had contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus.  The Trustees concluded that Nuance’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Lipper benchmark category.  While the Trustees noted that the Fund’s management fee was higher than the average and median management fee reported for the benchmark category, they also considered that the total expenses of the Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, which includes a mix of funds with and without Rule 12b-1 fees, which the Institutional Class does not have.  They further noted that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Nuance’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees then considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees considered the fact that an increase in assets would mostly likely not decrease the amount of Nuance advisory service required to be provided to the Fund at the present time.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Other Benefits.  The Trustees noted that Nuance does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 and shareholder servicing fees are paid to Nuance and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Nuance and its affiliates incurred significantly exceed the Rule 12b-1 payments from the Fund.  The Trustees concluded that Nuance will not receive any additional financial benefits from services rendered to the Fund.

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NUANCE CONCENTRATED VALUE FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-682-6233.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended April 30, 2013 and April 30, 2012, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2013	FYE 4/30/2012
Audit Fees	$13,000	$12,500
Audit-Related Fees	$0	$0
Tax Fees	$ 2,500	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 4/30/2013	FYE 4/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2013	FYE 4/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    July 1, 2013

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    July 1, 2013

* Print the name and title of each signing officer under his or her signature.